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                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549



                                    FORM 8-K

                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                      SECURITIES AND EXCHANGE ACT OF 1934




                               November 19, 1997
                ------------------------------------------------
                Date of Report (Date of Earliest Event Reported)




                    INCOME OPPORTUNITY REALTY INVESTORS, INC.
                ------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)




        Nevada                        1-9525               75-2615944
------------------------            -----------         -------------------
(State of Incorporation)            (Commission           (IRS Employer
                                    File No.)           Identification No.)




10670 North Central Expressway, Suite 300, Dallas, TX             75231
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(Address of Principal Executive Offices)                        (Zip Code)




Registrant's Telephone Number, Including Area Code: (214) 692-4700
                                                    --------------



                                Not Applicable
         -------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)





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ITEM 2.    ACQUISITION OR DISPOSITION OF ASSETS

On November 19, 1997, Income Opportunity Realty Investors, Inc. (the "Company") purchased the Westlake Village Office Building, a 45,500 square foot office building in Westlake Village, California for $3.9 million, 6.1% of the Company's assets at December 31, 1996. The seller of the property was RBP #5 Limited, a California limited partnership.


ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

(a)(3) The seller has informed the Company that audited financial statements and supporting data relating to the property's operations are not available. It is, therefore, impracticable to provide the required audited statement of operations for the property acquired or pro forma financial information. The required information will be filed by amendment of this Form 8-K as soon as practicable, but not later than January 12, 1998.


                     -----------------------------------




                                   SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                        INCOME OPPORTUNITY REALTY
                                        INVESTORS, INC.





Date:   December 3, 1997                By:  /s/ Thomas A. Holland
      -------------------------             -------------------------
                                            Thomas A. Holland
                                            Executive Vice President and
                                            Chief Financial Officer
                                            (Principal Financial and
                                            Accounting Officer)





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